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                                                                    Exhibit 10.5


THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

NO.
                           STOCK SUBSCRIPTION WARRANT

                     TO PURCHASE SERIES B PREFERRED STOCK OF

           OPEN SOLUTIONS INC., A DELAWARE CORPORATION (THE "COMPANY")

                   DATE OF INITIAL ISSUANCE: DECEMBER 27, 1995


         THIS CERTIFIES THAT, for value received, ____________________________ or registered assigns (hereinafter called the "Holder") is entitled to purchase from the Company, at any time during the Term of this Warrant, ________________________ shares (subject to adjustment as hereinafter provided) of Series B Preferred Stock, par value $.01 per share, of the Company (the "Preferred Stock"), at the Warrant Price, payable in lawful money of the United States of America to be paid upon the exercise hereof. The exercise of this Warrant shall be subject to the provisions, limitations and restrictions herein contained and may be exercised in whole or in part.

         SECTION 1.  DEFINITIONS.

         For all purposes of this Warrant, the following terms shall have the meanings indicated:

         PREFERRED STOCK - shall mean the Company's authorized Series B Preferred Stock, par value $.01 per share, as constituted at the date hereof.

         SECURITIES ACT - the Securities Act of 1933, as amended.

         TERM OF THIS WARRANT - shall mean the period beginning on the date of initial issuance hereof and ending on the date five (5) years from the date of initial issuance hereof.

         WARRANT PRICE - $4.00 per share, subject to adjustment in accordance with Section 5 hereof.




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         WARRANTS - this Warrant and any other Warrant or Warrants issued pursuant to the Series B Preferred Stock and Warrant Purchase Agreement between the Company and the Investors listed on Schedule A thereto, dated as of December 27, 1995, to the original holder of this Warrant and the other warrants issued pursuant thereto, or any transferees from such original holder or holders.

         WARRANT SHARES - shares of Preferred Stock purchased or purchasable by the Holder of this Warrant upon the exercise hereof.

         SECTION 2.  EXERCISE OF WARRANT.

         2.1 PROCEDURE FOR EXERCISE OF WARRANT. To exercise this Warrant in whole or in part (but not as to any fractional share of Preferred Stock), the Holder shall deliver to the Company at its office referred to in Section 12 hereof at any time and from time to time during the Term of this Warrant: (i) the Notice of Exercise in the form attached hereto, (ii) cash, certified or official bank check payable to the order of the Company or indebtedness of the Company to the Holder for cancellation, in each case in the amount of the Warrant Price for each share being purchased, and (iii) this Warrant. In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the shares of Preferred Stock so purchased, registered in the name of the Holder or such other name or names as may be designated by the Holder, shall be delivered to the Holder hereof within a reasonable time, not exceeding fifteen (15) days, after the rights represented by this Warrant shall have been so exercised; and, unless this Warrant has expired, a new Warrant representing the number of shares (except a remaining fractional share), if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder hereof within such time. The person in whose name any certificate for shares of Preferred Stock is issued upon exercise of this Warrant shall for all purposes be deemed to have become the holder of record of such shares on the date on which the Warrant was surrendered and payment of the Warrant Price and any applicable taxes was made, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

         2.2 TRANSFER RESTRICTION LEGEND. Each certificate for Warrant Shares shall bear the following legend (and any additional legend required by (i) any applicable state securities laws and (ii) any securities exchange upon which such Warrant Shares may, at the time of such exercise, be listed) on the face thereof unless at the time of exercise such Warrant Shares shall be registered under the Securities Act:

         "These securities have not been registered under the Securities Act of 1933. They may not be sold, offered for sale, pledged or hypothecated in the absence

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         of a registration statement as to the securities under such Act or an opinion of counsel satisfactory to the Company that such registration is not required or unless sold pursuant to Rule 144 of such Act."

Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution under a registration statement of the securities represented thereby) shall also bear such legend unless, in the opinion of counsel for the holder thereof (which counsel shall be reasonably satisfactory to counsel for the Company) the securities represented thereby are not, at such time, required by law to bear such legend.

         SECTION 3. COVENANTS AS TO PREFERRED STOCK. The Company covenants and agrees that all shares of Preferred Stock that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that it will pay when due and payable any and all federal and state taxes which may be payable in respect of the issue of this Warrant, or any Preferred Stock or certificates therefor issuable upon the exercise of this Warrant. The Company further covenants and agrees that the Company will at all times have authorized and reserved, free from preemptive rights, a sufficient number of shares of Preferred Stock to provide for the exercise of the rights represented by this Warrant. The Company further covenants and agrees that if any shares of capital stock to be reserved for the purpose of the issuance of shares upon the exercise of this Warrant require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued or delivered upon exercise, then the Company will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be. If and so long as the Preferred Stock issuable upon the exercise of this Warrant is listed on any national securities exchange, the Company will, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all shares of such Preferred Stock issuable upon exercise of this Warrant.

         SECTION 4. ADJUSTMENT OF NUMBER OF SHARES. Upon each adjustment of the Warrant Price as provided in Section 5, the Holder shall thereafter be entitled to purchase, at the Warrant Price resulting from such adjustment, the number of shares (calculated to the nearest tenth of a share) obtained by multiplying the Warrant Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Warrant Price resulting from such adjustment.

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         SECTION 5.  ADJUSTMENT OF WARRANT PRICE.  The Warrant Price shall be subject to adjustment from time to time as follows:

         (i) If, at any time during the Term of this Warrant, the number of shares of Preferred Stock outstanding is increased by a stock dividend payable in shares of Preferred Stock or by a subdivision or split-up of shares of Preferred Stock, then, following the record date fixed for the determination of holders of Preferred Stock entitled to receive such stock dividend, subdivision or split-up, the Warrant Price shall be appropriately decreased so that the number of shares of Preferred Stock issuable upon the exercise hereof shall be increased in proportion to such increase in outstanding shares.

         (ii) If, at any time during the Term of this Warrant, the number of shares of Preferred Stock outstanding is decreased by a combination of the outstanding shares of Preferred Stock, then, following the record date for such combination, the Warrant Price shall appropriately increase so that the number of shares of Preferred Stock issuable upon the exercise hereof shall be decreased in proportion to such decrease in outstanding shares.

         (iii) All calculations under this Section 5 shall be made to the nearest cent or to the nearest one-tenth (1/10) of a share, as the case may be.

         (iv)     Whenever the Warrant Price shall be adjusted as provided in
Section 5, the Company shall prepare a statement showing the facts requiring such adjustment and the Warrant Price that shall be in effect after such adjustment. The Company shall cause a copy of such statement to be sent by mail, first class postage prepaid, to each Holder of this Warrant at his address appearing on the Company's records. Where appropriate, such copy may be given in advance and may be included as part of the notice required to be mailed under the provisions of subsection (x) of this Section 5.

         (v) In any case in which the provisions of this Section 5 shall require that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event issuing to the Holder of all or any part of this Warrant which is exercised after such record date and before the occurrence of such event the additional shares of capital stock issuable upon such exercise by reason of the adjustment required by such event over and above the shares of capital stock issuable upon such exercise before giving effect to such adjustment exercise; provided, however, that the Company shall deliver to such Holder a due bill or other appropriate instrument evidencing such Holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

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         SECTION 6.  OWNERSHIP.

         6.1 OWNERSHIP OF THIS WARRANT. The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary until presentation of this Warrant for registration of transfer as provided in this Section 6.

         6.2 TRANSFER AND REPLACEMENT. This Warrant and all rights hereunder are transferable in whole or in part upon the books of the Company by the Holder hereof in person or by duly authorized attorney, and a new Warrant or Warrants, of the same tenor as this Warrant but registered in the name of the transferee or transferees shall be made and delivered by the Company upon surrender of this Warrant duly endorsed, at the office of the Company referred to in Section 12 hereof. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft or destruction, and, in such case, of indemnity or security reasonably satisfactory to it, and upon surrender of this Warrant if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant; provided that if the Holder hereof is an instrumentality of a state or local government or an institutional holder or a nominee for such an instrumentality or institutional holder an irrevocable agreement of indemnity by such Holder shall be sufficient for all purposes of this Section 6, and no evidence of loss or theft or destruction shall be necessary. This Warrant shall be promptly cancelled by the Company upon the surrender hereof in connection with any transfer or replacement. Except as otherwise provided above, in the case of the loss, theft or destruction of a Warrant, the Company shall pay all expenses, taxes and other charges payable in connection with any transfer or replacement of this Warrant, other than stock transfer taxes (if any) payable in connection with a transfer of this Warrant, which shall be payable by the Holder.

         SECTION 7. MERGERS, CONSOLIDATION, SALES. In the case of any proposed consolidation or merger of the Company with another corporation, or the proposed sale of all or substantially all of its assets to another corporation, or any proposed reorganization or reclassification of the capital stock of the Company, then, as a condition of such consolidation, merger, sale, reorganization or reclassification, lawful and adequate provision shall be made whereby the Holder of this Warrant shall thereafter have the right to receive upon the basis and upon the terms and conditions specified herein in lieu of the shares of the Preferred Stock of the Company immediately theretofore purchasable hereunder, such shares of stock, securities or assets as may (by virtue of such consolidation, merger, sale, reorganization or reclassification) be issued or payable with respect to or in exchange for the number of shares of such Preferred Stock purchasable hereunder immediately before such consolidation, merger, sale, reorganization or reclassification. In any such case appropriate provision shall be made with respect to the rights and interests of the

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Holder of this Warrant to the end that the provisions hereof shall thereafter be applicable as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of this Warrant. The Company shall not effect any such consolidation, merger or sale unless prior to or simultaneously with the consummation thereof the successor corporation or purchaser, as the case may be, shall assume by written instrument the obligation to deliver to the Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder is entitled to receive.

         SECTION 8. NOTICE OF DISSOLUTION OR LIQUIDATION. In case of any distribution of the assets of the Company in dissolution or liquidation (except under circumstances when the foregoing Section 7 shall be applicable), the Company shall give notice thereof to the Holder hereof and shall make no distribution to shareholders until the expiration of thirty (30) days from the date of mailing of the aforesaid notice and, in any case, the Holder hereof may exercise this Warrant within thirty (30) days from the date of the giving of such notice, and all rights herein granted not so exercised within such thirty-day period shall thereafter become null and void.

         SECTION 9. NOTICE OF EXTRAORDINARY DIVIDENDS. Subject to further compliance with Section 11.2 hereof, if the Board of Directors of the Company shall declare any dividend or other distribution on its Preferred Stock except out of earned surplus or by way of a stock dividend payable in shares of its Preferred Stock, the Company shall mail notice thereof to the Holder hereof not less than thirty (30) days prior to the record date fixed for determining shareholders entitled to participate in such dividend or other distribution, and the Holder hereof shall not participate in such dividend or other distribution unless this Warrant is exercised prior to such record date. The provisions of this Section 9 shall not apply to distributions made in connection with transactions covered by Section 7.

         SECTION 10. FRACTIONAL SHARES. Fractional shares shall not be issued upon the exercise of this Warrant but in any case where the Holder would, except for the provisions of this Section 10, be entitled under the terms hereof to receive a fractional share upon the complete exercise of this Warrant, the Company shall, upon the exercise of this Warrant for the largest number of whole shares then called for, pay a sum in cash equal to the excess of the value of such fractional share (determined in such reasonable manner as may be prescribed in good faith by the Board of Directors of the Company).

         SECTION 11. SPECIAL ARRANGEMENTS OF THE COMPANY. The Company covenants and agrees that during the Term of this Warrant, unless otherwise approved by the Holder of this Warrant:

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         11.1 WILL RESERVE SHARES. The Company will reserve and set apart and have at all times, free from preemptive rights, the number of shares of authorized but unissued Preferred Stock deliverable upon the exercise of this Warrant.

         11.2 WILL BIND SUCCESSORS. This Warrant shall be binding upon any corporation succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets.

         SECTION 12. NOTICES. Any notice or other document required or permitted to be given or delivered to the Holder shall be delivered at, or sent by certified or registered mail to, the Holder at _________________________________ or to such other address as shall have been furnished to the Company in writing by the Holder. Any notice or other document required or permitted to be given or delivered to the Company shall be delivered at, or sent by certified or registered mail to, the Company at 49 Welles Street, Suite 212, Glastonbury, Connecticut 06033 or to such other address as shall have been furnished in writing to the Holder by the Company. Any notice so addressed and mailed by registered or certified mail shall be deemed to be given when so mailed. Any notice so addressed and otherwise delivered shall be deemed to be given when actually received by the addressee.

         SECTION 13. NO RIGHTS AS STOCKHOLDER; LIMITATION OF LIABILITY. This Warrant shall not entitle the Holder to any of the rights of a shareholder of the Company. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Preferred Stock, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Warrant Price hereunder or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

         SECTION 14. LAW GOVERNING. This Warrant shall be governed by, and construed and enforced in accordance with, the laws of the State of Connecticut.

         SECTION 15. MISCELLANEOUS.

         (a) This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the Company and the holders of two-thirds (2/3) of the Warrant Shares purchasable by the Holder and holder or holders of all the Warrants then outstanding, provided that
(i) the same change, waiver, discharge or termination is applicable to all holders of Warrants, (ii) this Section may not be amended without the consent of the Holder, and (iii) the obligations of the Holder may not be increased without the consent of the Holder. The headings in this Warrant are for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof.

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         (b) All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Series B Preferred Stock and Warrant Purchase Agreement.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer this _____ day of December, 1995

                                             OPEN SOLUTIONS, INC.



                                             By: ______________________________

                                             Title: ___________________________







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                           FORM OF NOTICE OF EXERCISE

                [TO BE SIGNED ONLY UPON EXERCISE OF THE WARRANT]

                     TO BE EXECUTED BY THE REGISTERED HOLDER
                         TO EXERCISE THE WITHIN WARRANT

         The undersigned hereby exercises the right to purchase ___ shares of Series B Preferred Stock which the undersigned is entitled to purchase by the terms of the within Warrant according to the conditions thereof, and herewith makes payment of the Warrant Price of such shares in full. All shares to be issued pursuant hereto shall be issued in the name of______________ and the initial address of such person to be entered on the books of the Company shall be: ____________. The shares are to be issued in certificates of the following denominations:

                                             [TYPE NAME OF HOLDER]



                                             By: _______________________________

                                             Title: ____________________________

Dated:

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                               FORM OF ASSIGNMENT

                  [TO BE SIGNED ONLY UPON TRANSFER OF WARRANT]

                     TO BE EXECUTED BY THE REGISTERED HOLDER
                         TO TRANSFER THE WITHIN WARRANT

         FOR VALUE RECEIVED ________________________ hereby sells, assigns and transfers unto ___________________ all rights of the undersigned under and pursuant to the within Warrant, and the undersigned does hereby irrevocably constitute and appoint ________________________, Attorney to transfer the said Warrant on the books of the Company, with full power of substitution.

                                             [TYPE NAME OF HOLDER]



                                             By: _______________________________

                                             Title: ____________________________

Dated:____________________


                                     NOTICE

         The signature to the foregoing Assignment must correspond to the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.




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                      Amendment to each of the outstanding
        Stock Subscription Warrants to Purchase Series B Preferred Stock,
                             dated December 27, 1995



         SECTION 16. EFFECT OF INITIAL PUBLIC OFFERING. Upon the closing of the Company's initial public offering of shares of Common Stock, par value $.01 per share (the "Common Stock"), pursuant to an effective registration statement under the Securities Act, all references in this Warrant to "Preferred Stock" shall be deemed to be references to Common Stock and, thereafter, this Warrant shall be exercisable for shares of Common Stock in lieu of shares of Preferred Stock.